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EXECUTION VERSION

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this

“Amendment”), dated as of October 24, 2025, is entered into by and among TCW STEEL CITY PERPETUAL LEVERED FUND LP, a Delaware limited partnership (the “Borrower”), NATIXIS, NEW YORK BRANCH (in its individual capacity, “Natixis”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders listed on the signature pages hereof.

RECITALS

WHEREAS, the parties thereto have entered into that certain Revolving Credit Agreement dated as of April 21, 2025 (as may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, Administrative Agent, and the Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

1.
Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.
2.
Amendments to the Credit Agreement. On and as of the Amendment Effective Date (as defined below):
2.1
Sections 2.02(a) and 2.02(b) of the Credit Agreement shall be amended and restated in their entireties to read as follows:
(a)
Request for Borrowing. Except with respect to Swingline Loans which are addressed in Section 2.07, each Borrowing, each conversion of Daily SOFR Loans or Term SOFR Loans or Base Rate Loans from one Type of Syndicated Loan to another, and each continuation of Term SOFR Loans shall be made upon the applicable Borrower Party’s irrevocable written notice to Administrative Agent. Unless otherwise agreed by Administrative Agent, each Loan Notice must be received by Administrative Agent no later than (i) 11:00 a.m. at least: (A) three (3) Business Days prior to the requested date of any Borrowing other than for a Base Rate Loan or Daily SOFR Loan; (B) three (3) Business Days prior to the conversion of Base Rate Loans to another Type of Syndicated Loan or the continuation of Term SOFR Loans; and (C) one (1) Business Day prior to the requested date of any Borrowing of Daily SOFR Loans or of any conversion of Term SOFR Loans to Daily SOFR Loans, and (ii) 10:00 a.m. on the requested date of any Borrowing of Base Rate Loans or of any conversion of Daily SOFR Loans or Term SOFR Loans to Base Rate Loans. Each Loan Notice shall specify: (A) whether the Borrower Party is requesting a Borrowing, a conversion of a Daily SOFR Loan, Term SOFR Loan or Base Rate Loan to another Type of Syndicated Loan, or a continuation of Term SOFR Loans; (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day, the “Loan Date”); (C) the principal amount of Syndicated Loans to be borrowed, converted or continued; (D) if any portion of such Borrowing is not to be funded by a Conduit Lender through the issuance of Commercial Paper, whether such portion of such Borrowing is to be funded instead as a Base Rate Loan, Daily SOFR Loan or Term SOFR Loan (it being understood that if any Conduit Lender elects to fund any

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portion of a Loan through its Liquidity Provider, such Conduit Lender’s Funding Agent shall determine whether such portion shall bear interest based on the Daily Simple SOFR, Term SOFR Rate or the Base Rate for the period prior to the time such portion of such Loan is funded through the issuance of Commercial Paper); (E) the Type of Syndicated Loans to which any existing Daily SOFR Loans, Term SOFR Loans or Base Rate Loans are to be converted; and (F) to which account the proceeds of such Borrowing, conversion or continuation should be directed. If a Borrower Party fails to give a timely notice requesting a continuation of a Term SOFR Loan, then the applicable Loan shall be continued as a Term SOFR Loan with an Interest Period of one (1) month, and such continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loan. If a Borrower Party fails to specify an Interest Period with respect to a Term SOFR Loan, it will be deemed to have specified an Interest Period of one (1) month.

(b)
Administrative Agent Notification. Following receipt of a Loan Notice, Administrative Agent shall promptly, but in any event on the date of receipt of such Loan Notice, if such Loan Notice is received by Administrative Agent not later than 11:00 a.m. (or 10:00 a.m. in the case of Base Rate Loans), notify each Funding Agent of the amount (and currency) of its Lender Group’s Applicable Percentage of the applicable Syndicated Loans, and if no timely notice of a conversion or continuation is provided by a Borrower Party, Administrative Agent shall notify each Funding Agent of the details of any automatic continuation of Term SOFR Loans described in the preceding subsection.
2.2
Section 2.04(a) of the Credit Agreement shall be amended and restated in its entirety to read as follows:
(a)
Funding by Committed Lenders; Presumption by Administrative Agent. Except with respect to Swingline Loans, which are addressed in Section Error! Reference source not found., each Conduit Lender and each Committed Lender, as the case may be, shall, in accordance with the terms hereof, on any Loan Date make the proceeds of its Applicable Percentage of each Borrowing available to Administrative Agent in Dollars at Administrative Agent’s Office for the applicable currency for the account of the appropriate Borrower Party (or, if otherwise agreed between such Lender and such Borrower Party and upon fulfillment of all applicable conditions set forth herein, directly to such Borrower Party as specified in the Loan Notice, or, if requested by such Borrower Party in the Loan Notice, shall wire transfer such funds as requested) no later than (i) 2:00 p.m. in the case of all Loans (other than Base Rate Loans), and (ii) with respect to Base Rate Loans, the close of business on the Business Day that Administrative Agent funds such Base Rate Loan; in each case on the Loan Date in Same Day Funds, and upon fulfillment of all applicable conditions set forth herein, Administrative Agent shall promptly deposit such proceeds in Same Day Funds in such Borrower Party’s account at Administrative Agent specified in the Loan Notice, or, if requested by such Borrower Party in the Loan Notice, shall wire transfer such funds as requested; provided, however, that

(i) if, in connection with a particular Credit Extension, the 2:00 p.m. time in clause (a)(i) is not met as a result of an operational or technical error, issue or oversight, then the 2:00 p.m. time in clause (a)(i) shall instead be 3:00 p.m. and (ii) if a single entity is the only Lender, such Lender may wire such funds directly to the Borrower Party (or as directed by the Borrower Party) as specified in the Loan Notice. The failure of any Committed Lender to advance the proceeds of its respective share of any Borrowing required to be advanced hereunder shall not relieve any other Committed Lender of its obligation to advance the proceeds of its Applicable Percentage of any Borrowing required

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to be advanced hereunder. Absent contrary written notice from a Funding Agent prior to the proposed Loan Date that a Conduit Lender or a Committed Lender in such Lender Group will not make available to Administrative Agent such Lender’s share, as applicable, of such Borrowing, Administrative Agent may assume that each Committed Lender and each Conduit Lender, as the case may be, has made its Applicable Percentage of the requested Borrowing available to Administrative Agent on the applicable Loan Date and in the applicable currency, and Administrative Agent may, in reliance upon such assumption (but is not required to), make available to the appropriate Borrower Party a corresponding amount.

2.3
Section 3.02(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(b) Interest Payment Dates. Except with respect to Swingline Loans, which are addressed by Section Error! Reference source not found. accrued and unpaid interest on the Obligations, including any interest payable on any Loan prepaid pursuant to Section Error! Reference source not found., shall be due and payable: (i) in arrears on each Interest Payment Date (for the fiscal quarter then ended with respect to Base Rate Loans, for the Interest Period then ended with respect to Term SOFR Loans and for all accrued and unpaid interest to date with respect to CP Rate Loans) and on the Maturity Date; and

(ii) with respect to any obligation of a Borrower Party hereunder on which such Borrower Party is in default, at any time and from time to time following such default upon demand by Administrative Agent. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

3.
Effectiveness. This Amendment shall become effective subject to Administrative Agent’s receipt of the following (such date, the “Amendment Effective Date”):
3.1
Documentation. This Amendment, duly executed and delivered by the Borrower, Administrative Agent and the Lenders.
3.2
Fees and Expenses. Payment by the Borrower of all fees and other amounts due and payable by Borrower to Administrative Agent or Lenders on or prior to the Amendment Effective Date and, to the extent invoiced prior to the Amendment Effective Date, the expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby.
4.
Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders as follows:
4.1
Representations and Warranties. The representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date with the same force and effect as if made on and as of the Amendment Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date).
4.2
No Event of Default. No Event of Default or Default has occurred and is continuing on and as of the Amendment Effective Date.
4.3
Due Authorization. Borrower is duly authorized to execute, deliver and perform this Amendment, and the Credit Agreement, as amended by this Amendment, and each other Loan Document is the legal and binding obligation of Borrower, enforceable against Borrower in accordance with the terms of such Loan Documents, subject to Debtor Relief Laws and equitable principles.

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4.4
No Amendments. There have been no amendments to the Constituent Documents of Borrower since the latest delivery or notice thereof by Borrower to Administrative Agent.
5.
Miscellaneous.
5.1
Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
5.2
References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
5.3
No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.4
Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.5
Choice of Forum, etc. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST SUCH PARTY OR ITS RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
5.6
Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.
5.7
Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
5.8
Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page

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of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
5.9
Electronic Signatures. This Amendment may be executed using electronic signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties hereto of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention.

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First Amendment to Revolving Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

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First Amendment to Revolving Credit Agreement

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First Amendment to Revolving Credit Agreement

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First Amendment to Revolving Credit Agreement